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                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 1997
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                            Southwest Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)

         Oklahoma                     0-23064                73-1136584
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(State or other jurisdiction    (Commission file           (IRS Employer
     of incorporation)              number)            Identification Number)

608 South Main Street, Stillwater, Oklahoma  74074
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(Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code:  (405) 372-2300
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Item 5. Other Events.
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For information regarding this item, see the Press Release filed as Exhibit 99.1 hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Financial Statements. Not applicable.
(b)  Pro Forma Financial Information.  Not applicable.
(c)  Exhibit 99.1- Press Release dated March 14, 1997.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Southwest Bancorp, Inc.

                                    By:    /s/ Robert L. McCormick, Jr.
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                                          Robert L. McCormick, Jr. President

Dated : March  14, 1997